COLUMBIA DISCIPLINED VALUE FUND
                                       (THE "FUND")
                   SUPPLEMENT TO PROSPECTUSES DATED FEBRUARY 1, 2005
                            CLASS A, B, C, T, G AND Z SHARES
                       (REPLACING SUPPLEMENT DATED JUNE 21, 2005)


1. The section entitled "THE FUND: PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Fund will typically hold a selection of common stocks consisting of stocks included in the Russell 1000 Value Index ("Russell Index"). The advisor tries to maintain a portfolio that matches the risk characteristics of the Russell Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the Russell Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

[Callout Box]

Value stocks are stocks that appear to be underpriced  based on measures such as
lower  price-to-earnings,   price-to-book  value  and  price-to-earnings  growth
ratios.

[End Callout Box]

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the Russell Index and/or reducing portfolio volatility relative to the Russell Index.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The advisor tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The advisor may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

2. The section of the prospectuses entitled "MANAGING THE FUND: PORTFOLIO MANAGERS" is revised in its entirety as follows:


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Management, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Management or its predecessors since January, 2000.





SUP-47/90122-0805                                             August 19, 2005

                         COLUMBIA LARGE CAP GROWTH FUND
                                  (THE "FUND")
                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2005
                        CLASS A, B, C, T, G AND Z SHARES
                   (REPLACING SUPPLEMENT DATED JUNE 24, 2005)


1. The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

Paul J. Berlinguet, a senior vice president of Columbia Management and head of Columbia Management's Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Management since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Management or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Management since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.



SUP-47/90131-0805                                            August 19, 2005